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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2001

BOEING CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-10795 (Commission File Number)	95-2564584 (IRS Employer of Identification No.)
500 Naches Avenue, SW, Third Floor, Renton, Washington	98055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (425) 393-0153

(Former Name or Former Address, If Changed Since Last Report)

  Item 5. Other Events

    On February 16, 2001, the Registrant filed a registration statement on Form S-3 (No. 333-55846) with the Securities and Exchange Commission (the "Registration Statement"). The Registrant has established a medium-term note program under the Registration Statement and has filed its prospectus supplement dated as of October 31, 2001 for such program. Attached hereto as Exhibit 1.1 is the Distribution Agreement for the Registrant's medium-term note program, to be incorporated by reference to the Registration Statement as Exhibit 1(a) thereto. Attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4 are the Forms of Senior Fixed and Floating Rate Medium-Term Notes, Series XI and the Forms of Subordinated Fixed and Floating Rate Medium-Term Notes, Series XI, respectively, to be incorporated by reference to the Registration Statement as Exhibits 4(e), (f), (g) and (h), respectively, thereto.

  Item 7. Financial Statements and Exhibits.

(a) and (b)	Not applicable.
(c)	The following exhibits are filed as a part of this report:
Exhibit No.	Description of Exhibit
1.1	Distribution Agreement
4.1	Form of Senior Fixed Rate Medium-Term Note
4.2	Form of Senior Floating Rate Medium-Term Note
4.3	Form of Subordinated Fixed Rate Medium-Term Note
4.4	Form of Subordinated Floating Rate Medium-Term Note

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

BOEING CAPITAL CORPORATION

	By:	/s/ STEVEN W. VOGEDING Name: Steven W. Vogeding Title: Vice President and Chief Financial
Officer Date: November 8, 2001

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SIGNATURES